UNITED STATES
                                         SECURITIES AND EXCHANGE COMMISION
                                             Washington, D.C. 20549

                                           _________________________
                                                    FORM 8-K
                                                 CURRENT REPORT


                                    Pursuant to Section 13 or 15(d) of the
                                        Securities Exchange Act of 1934

                               Date of Report (Date of earliest event reported)
                                                 March 31, 2005

                                                  ENXNET, INC.
                         (Exact name of registrant as specified in its charter)

           Oklahoma                      000-30675           73-1561191
(State or other jurisdiction)      (Commission File No.) (IRS Employer ID)
   (of incorporation0

                                       11333 E. Pine St., Suite 75
                                          Tulsa, Oklahoma 74119
                          (Address of principal executive offices and Zip Code)

                                             (918) 592-0015
                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)
( ) Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12
( ) Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act
(17 CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c)
    under the Exchange Act
(17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

EnXnet, Inc. announces that effective March 31, 2005 that the Board of Directors have accepted the resignation of Lou Aloisio from the Board of Directors and as Secretary of the Company. Mr. Aloisio will be retiring and has served Enxnet since June 2000. There were no disagreements between EnXnet and Mr. Aloisio.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of March, 2005.

ENXNET INC.
By: /s/ Ryan Corley
Ryan Corley, President, Principal Executive Officer and a member of the Board of Directors